E-104
Exhibit No. 9
Form 10-SB
Transform Pack International, Inc.

                         LETTING AGREEMENT

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Schedule "A"  Floor Plan


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                         LETTING AGREEMENT

This Letting Agreement made the __________ day of ________________
19___.

BETWEEN              HER   MAJESTY THE QUEEN in right  of  Canada,
represented  by                     the Minister of  Public  Works
and Government Services
                                                              (the
"Lessor')

-AND-

                     TRANSFORM PACK INC., a body corporate  having
its   head  office                     in  the  Town  of  Shediac,
Province of New Brunswick
                                                              (the
"Lessee")

           WHEREAS the Lessor is the owner of the land located in the City of Moncton, in the Province of New Brunswick AND WHEREAS there is located on the lands a building (the "building"), known as 310 Baig.

     NOW THEREFORE:

Demise     The Lessor leases to the Lessee that portion comprising
approximately 512.0                rentable square metres in area,
of the ground floor of the building, shown outlined in red, on the plan, attached hereto, marked as Schedule "A" and
forming  part  of this          Letting Agreement and  such  space
hereinafter referred to as the "premises".

Ingress and
Egress          TOGETHER with the right of ingress and egress  for
the Lessee's employees,            servants and agents, -customers
and invitees and the use of entrances, lobbies, stairways, driveways, sidewalks, common loading and stopping areas
in  and               about  the  Lands and Building  (hereinafter
called the "common areas").

Term       To  hold  the  premises for a term of  five  (5)  years
commencing  on the first                 (1st) day of  April  1999
and terminating on the thirty-first (31st) day of March 2004.

Right of
Termination     The  Lessee  has  the  right  to  terminate   this
Agreement upon three (3) months              written notice to the
Lessor.

                              PART I

Rent       The  Lessee shall pay to the Lessor, as rent, in  every
year  during the term, in                lawful money  of  Canada,
without deduction, set-off or abatement, the sum of forty-four thousand sixty-four and xx/100 dollars ($44,064.00) per annum
and  payment of           rent shall be made by the Lessee to  the
Receiver General for Canada and delivered         to:
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               Corporate Management Branch
               Department of Public Works and Government Services
               P.O. Box 7350
               Postal Station "A"
               Saint John, New Brunswick
               E2L 4J4

Payment of
Annual  Rent    2.   (a)  The Lessee shall pay to the  Lessor  the
annual   rent   in  advance  in  equal                     monthly
installments of three thousand six hundred seventy-two and xx/100 dollars ($3,672.00) on the first (1st) day of each and every month
during the               term hereof.

                              PART 11

Taxes          3.   The Lessor shall pay the realty taxes assessed
against its building.

                             PART III

Use of Common
Areas          4.   (a)   The Lessee shall have for itself and its
officers,  agents, employees and                    customers  the
right to use the common areas in common with all others entitled thereto for their proper and intended purposes during
normal                      business   hours   and   the    Lessee
acknowledges that the common areas are                 subject  to
the exclusive control and management of the Lessor. The Lessee shall in no way obstruct or hinder the use of the common areas by
other                     tenants having use of the  building  and
lands.

                (b)   The Lessee may only have use for itself  and
its  officers,  agents, employees              and customers,  the
use of the parking stalls so designated by the Lessor.

                              PART IV

Use of
Premises   5.    The  premises shall be  used  solely  as  a  food
packaging and production                     facility.

Operation of
Premises  6. (a)    The Lessee shall, unless prevented from  doing
so by causes beyond the                 Lessee's control and to  a
standard as    established by the Lessor:

                (i)   maintain,  renew  and replace  the  Lessee's
fixtures  in  the  premises  so              that  they  shall  be
suitable for the operation of the Lessee's business;

                (ii) continuously, actively and diligently operate
its  business on the                     whole of the premises  in
an up-to-date, first class and reputable manner;

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                (iii)      be open for business during the regular
customary days and hours of                  the week from  Monday
to Friday inclusive.

              (b)    Nothing shall be done or omitted or permitted
by  the  Lessee  to be done or                  omitted  upon  the
premises which shall be or result in a nuisance. The Lessee's decision as to what constitutes a nuisance shall be final.

                              PART V

Lessee's  Work      7.      The  Lessee  shall'  do  whatever   is
necessary  to  complete the premises                      for  its
occupancy for the purpose of its business and assume all of the costs to render its premises operational.

                              PART VI

Assignment
By  Lessee 8.   The Lessee shall not assign this Letting Agreement
or  sublet  all or any part               of the premises  without
the prior consent of the Lessor.


                             PART VI I

Repairs by
Lessor          9.   (a)   The Lessor shall keep the  foundations,
outer walls, roof, of the                         building in good
repair; maintain the common areas in good order and condition and keep the plumbing, sewage and electrical systems in
good                      repair, except to the extent that  these
are, located on the premises and where            installed by the
Lessee as part of its leasehold improvements.

              (b)     (i)   The Lessor may erect, use and maintain
wiring,  mains, pipes,                   conduits and other  means
of distributing services in and through the premises and the Lessor may, at all reasonable times, enter upon
the                 premises for the purpose of access thereto for
any  installation, maintenance                or repair  and  such
entry   shall  not  be  deemed  interference  with  the   Lessee's
possession.

Obstruction
By  Lessor       (ii) The Lessor may, when necessary by reason  of
accident or other                  cause, or in order to make  any
repairs, alterations or improvements to the premises or to other portions of the building, cause temporary
obstruction               of  the common areas  and  interrupt  or
suspend  the supply of electricity, water               and  other
services to the premises until such repairs, alterations or improvements are completed. There shall be no abatement in rent
because              of  any    such obstruction, interruption  or
suspension   provided   that   such                       repairs,
alterations or improvements are made expeditiously.

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Right of Entry
And View       (iii)     The Lessor may enter upon the premises at
all  reasonable times to                 view the state or repair,
condition and use thereof and to make such repairs, alterations, improvements or additions as the Lessor may deem
necessary  or             advisable; and the Lessor may  take  all
material  into  the  premises  required  for                  such
purposes  without  such action constituting  an  eviction  of  the
Lessee                    from the premises in while  or  in  part
provided  same does not unnecessarily              interfere  with
the carrying on of the Lessee's business on the premises. The rent hereunder shall in no way abate while such repairs,
alterations,                  improvements or additions are  being
made.

              (c)     The Lessor shall not be liable to the Lessee
for  any interference or                      inconvenience caused
by    repairs,    alterations,   improvements   or    construction
permitted under this clause, provided they are carried out expeditiously.

Maintenance
By  Lessee  10.  (a)   The Lessee shall keep, at  all  times,  the
premises  including all fixtures, the                   storefront
and all permitted signs and all parts thereof in good repair; maintain in good operating order. all, services and equipment,
including                      those  affecting  the  interior  or
display lighting and plumbing of the premises,; replace all damaged and cracked or broken glass with glass of
equal  quality,                 size, thickness,  description  and
ornamentation, and ensure that the use by the               Lessee
of electrical and~ other services including wiring, mains, pipes, conduits, valves and connections at no time exceed their
respective                    capacities.

               (b)    To provide all labour and materials for  the
cleaning  of  the  premises,  the                      furnishings
therein and the windows of the premises, the Lessee shall, at all times during the term clean the said premises furnishings and
windows and              keep the same clean and free of dust  and
dirt  as  would a prudent owner                     occupying  the
premises for similar purposes, including the garbage removal from the premises.

              (c)    The Lessee is responsible for the replacement
of all lamps, ballasts within                     the premises.

Repairs By
Lessee             (d)     The  Lessee shall, when necessary  upon
receipt  of  written notice from  the                      Lessor,
perform and pay for such maintenance, repairs, replacements or decorations as may be the responsibility of the Lessee under this
Letting                   Agreement by the use of  contractors  or
other  qualified workmen. In the                   event that  the
Lessee fails to comply with the Lessor's request to perform such maintenance, repairs or replacements within thirty (30) days
of  receipt                of  a request from the Lessor  in  this
regard,  save  when prevented from doing             so  by  fire,
strikes or other contingencies beyond the Lessee's control, then

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                the Lessor may cause such maintenance, repairs  or
replacements to be                 undertaken.

Leaving Premises
In  Repair    (e)    The Lessee shall leave the premises  in  good
repair,  reasonable wear and tear             and damage by  fire,
lightning and tempest only excepted and leave behind all improvements and additions made to the premises without compensation.

Lessee's.
Fixtures      (f)    The Leasee, provided he/she not  be  then  in
default  under  this Agreement,                      may,  at  the
expiration  of  the  term,  remove all  articles  being  trade  of
Lessee's             fixtures  belonging to or  brought  upon  the
premises by the Lessee, but the                   Lessee shall  in
such removal do no damage to the premises, or shall make good ay damage which me may occasion thereto.

Damage to
Building by Fire 11. (a)      If and whenever the building or  any
part  thereof shall be damaged by                  fire  or  other
cause to such an extent that it shall not in the opinion of the Engineer referred to in subparagraph "b" be capable with due diligence of being repairs, restored or rebuilt within a
reasonable                         period after the occurrence  of
such   damage  the  Lessor  may  terminate                    this
Agreement after the occurrence of such damage and the Lessee shall thereupon immediately surrender the premises and this Agreement to the Lessor and rent shall be apportioned to the date
of                   such  termination, unless the premises  shall
also have been damaged                  to the extent of rendering
them       completely      useless'      for      the      purpose
for  which  they  were  leased  in  which  event  rent  shall   be
apportioned                   to the date of such damage; PROVIDED
that if the building or such                 part thereof can,  in
the opinion of the Engineer referred to in sub-paragraph "b" hereof, with due diligence be repaired, restored or rebuilt within a reasonable period.

              (b)     The decision of an Engineer employed  by  or
retained by the Lessor as to                 whether any  part  of
the building shall be capable with due diligence of being repaired, restored or rebuilt within a reasonable period shall be conclusive.

Rent  Abatement (c)  (i)  If the damage is such as to  render  the
premises  wholly unfit for                          occupancy  all
rent hereunder shall cease from the occurrence of such damage until the completion of repairs to the premises by the Lessor;

               (ii) if the damage is such that the premises can be
partially  used  by the                         Lessee,  the  rent
payable hereunder shall abate in proportion of the nature and extent of the damage from the time of the occurrence thereof until the completion of repairs to the premises by the
Lessor;                  and

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                (iii)     upon completion of repairs by the Lessor
the   full   rent  shall                                recommence
fifteen   (15)  days  after  such  completion  or   at   the   re-
opening of the premises for business, whichever shall first occur.
                    Compliance

With  Laws      (d)   The Lessee shall at its sole expense  comply
with  all  laws,  orders  and                     regulations   of
Federal, Provincial or Municipal authorities to the same extent in all respects as if the premises were owned by any person other
than the                 Lessor with respect to the premises or to
the use and occupation thereof and                the Lessee shall
not do or permit to be done any act or thing upon the premises which may invalidate or be in conflict with any policy of
insurance                 herein required and the  Lessee  at  its
sole  expense  shall comply with all  rules,               orders,
regulations or requirements of the Fire Commissioner of Canada.

                             PART VIII

Liability
Lessor          12.   (a)   Except  in  the  case  of  the   gross
negligence  of the Lessor, the Lessor  shall  not               be
liable  for any loss, injury or damage to persons using the common
areas                or to vehicles or their contents or any other
property thereon. All property in            the premises shall be
at the sole risk of the Lessee.

              (b)    Except in the case of the gross negligence of
the  Lessor,  the Lessor shall not             be liable  for  any
loss,  injury  or  damage  to persons or property  resulting  from
falling  plaster,  steam,  electricity,  water,  rain,  snow,   or
dampness,  or  from                  any  other cause  whatsoever,
and the Lessor shall not be liable for any loss or damage caused by acts or omissions of other tenants or occupants,
their                     employees  or agents, or  of  any  other
persons,  and in no event shall the                     Lessor  be
liable for any consequential or indirect damages suffered by the Lessee.

Indemnity
By  Lessee    (c)    The Lessee shall indemnify the Lessor against
and  be  responsible for all                   liability,  claims,
damages  or  expenses  due  to  or  arising  out  of  any  act  or
neglect   by  the  Lessee  or  its  servants,  employees,  agents,
invitees, or                  licensees in the premises or due  to
or  arising  out of any breach by the  Lessee              of  any
provision  of  this Agreement, including liability for  injury  or
damage               to  the persons or property of  the  Lessee's
servants, employees, agents, or                   other authorized
person.

Legal Liability
Insurance 13.  The Lessee shall, during the term of the Agreement,
at  its expense, provide            and keep in force insurance in
an amount of not less than two million and                  xx/100
dollars ($2,000,000.00) against all sums which the Lessee shall become obligated to pay as damages by reason of the liability
imposed  by                    this Agreement upon the Lessee  for
damage to or destruction of the

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                premises,  including building fixtures permanently
attached thereto, if such               damage is caused by  fire,
explosion,    smoke    or    leakage   from    Fire     Protective
Equipment. Such insurance shall be effected with insurers and upon
terms                    and conditions satisfactory to the Lessor
and evidence of such insurance                    satisfactory  to
the Lessor, shall be deposited with the Lessor.

Public Liability
Insurance  14.   The  Lessee shall throughout  the  term  of  this
Agreement and at its expense,                provide and  keep  in
force for the benefit of the Lessee and the Lessor, comprehensive general liability insurance providing limits in
respect of                    bodily injury including death in any
time resulting therefrom, of not less than             two million
and xx/100 dollars ($2,000,000.00) in respect of each person, and, subject to such limitation, two million and ../100 dollars ($2,000,000.00) in respect of any one occurrence, and providing
limits  in                     respect of property damage, of  not
less than two million and xx/100 dollars ($2,000,000.00) in respect of any one occurrence. Such insurance
shall  be             effected with insurers and  upon  terms  and
conditions  satisfactory  to  the                     Lessor   and
evidence of such insurances satisfactory to the Lessor, shall be deposited with the Lessor.

Cancellation
and Waiver of
Subrogation     15.   All policies of insurance required  by  this
Agreement  shall contain an                   undertaking  by  the
insurers  to  notify the Lessor in writing not  less  than  thirty
(30)  days prior to any material change in terms, cancellation  or
other                     termination  thereof and  each  property
damage  policy  written on behalf of the             Lessee  shall
contain a waiver of any subrogation rights which the Lessee's insurers may have against the Lessor ~and against those for whom
the  Lessor               is, in law, responsible whether any such
damage   is   caused  by  the  act,                  omission   or
negligence of the Lessor or by those for whom the Lessor is, in law, responsible.

Suspension
of Service     16.  (a)  Except in the case of gross negligence of
the  Lessor, the Lessor shall not be               liable  to  the
Lessee for any loss or damage which the Lessee may sustain by reason of any temporary suspension, interruption or discontinuance
in  the                    services supplied to the premises,  but
the  Lessor shall use all 'reasonable                    diligence
to remedy such suspension, interruption or discontinuance when such is not the fault of the Lessee.

               (b)   Except in the case of gross negligence of the
Lessor,  the Lessor shall not be              liable for any  loss
or damage of any nature whatsoever from whatsoever cause to any property belonging to the Lessee or to its employees
or  to  any                other person while such property is  on
the premises whether such loss or                 damage is caused
by failure, by reason of a breakdown or other cause, to supply adequate drainage, snow or ice removal, or by reason of the

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               interruption of any public utility or service or in
the  event of steam, water, or                snow which may  leak
into,   issue,  or  flow  from  any  part  of  the   building   or
from  any  other place or quarter, but the Lessor  shall  use  all
reasonable                     diligence to remedy such condition,
failure   or  interruption  of  services  when                 not
directly or indirectly attributable to the Lessee.

              (c)    Except in the case of gross negligence of the
Lessor, the Lessor shall not be              liable for any damage
to the premises or the contents thereof by reason of the Lessor entering upon the premises to undertake any examination
thereof or               any work therein in case of emergency.

                              PART IX

Injurious
Acts      17. (a)   The Lessee may not perform any act or carry on
any practice which may                  injure the building; shall
store all trash and garbage within the premises and arrange its regular removal; and may not obstruct the common areas.

Signs              (b)     The Lessee shall erect and maintain  an
identification sign (or signs) of a type               (or  types)
and in a location (or locations ) of which the Lessor shall have approved and may not erect, install, inscribe, paint or affix any
sign,                    lettering, or advertisement upon or above
the  exterior  of  the premises or the                building  in
which they are situated, including the exterior glass surface of the windows or doors without the prior consent of the Lessor.

Installations     (c)    The Lessee may not install  any  exterior
lighting or plumbing fixtures, shades             or awning or any
exterior decorations or do any exterior painting or build any fences, nor install radio or television antennae,
loudspeakers,  sound                     amplifiers,  phonographs,
gramophones or any mechanical, electrical, or other means of sound reproduction, or similar devices, without
the   prior                      consent  of  the  Lessor,   which
consent, if given, may be withdrawn.

Alterations        (d)    The Lessee may not make any  alterations
in  or  additions  to the premises                    without  the
prior consent of the Lessor. If alterations become necessary because of the application of laws or government regulations to
the  business             carried on by the Lessee, or because  of
any act or default of the Lessee, or                   because the
Lessee has overloaded any facility, the Lessee shall make such alterations at the Lessee's own expense after first obtaining the
Lessor's                 approval of plans and specifications  and
furnishing  such indemnification                   against  liens,
costs,   damages  and  expenses  as  the  Lessor  may   reasonably
require.

Discontinuance   (e)     The Lessee shall discontinue  immediately
upon the request of the Lessor any                business conduct
or practice carried on by the Lessee which in the opinion of the Lessor may harm or tend to harm the reputation of the Lessor or reflect

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                or  tend  to reflect unfavourably on the building,
the Lessor or other tenants or               occupants thereof.

Lodging      (f)      The  Lessee may not  use  the  premises  for
lodging or sleeping.

Heavy  Equipment  (g)  The Lessee may not bring upon the  premises
any  machinery,  equipment or             other article  or  thing
that by reason of its weight or size might damage the premises and may not overload the floor of the premises.

Wires or Pipes   (h)     No wires or pipes may be introduced  into
the  building and no spikes, hooks,                screws or nails
may  be  put  into  the  walls or the  woodwork  of  the  building without  the  prior  consent  of  the  Lessor  and  no  telephone,
telegraph  or  alarm            systems may be  installed  in  the
premises unless and until the method of installation has been approved by the Lessor.

Animals      (i)    No animal, bird or vehicle may be brought into
or kept in the building or in                the premises.

Soliciting         (j)    The Lessee may not solicit  business  in
the  common areas nor display his                  merchandise  in
the entrances to the demised premises.

Other  Rules       (k)    The Lessee shall observe such other  and
further rules as the Lessor may                   make and  notify
the Lessee of, and such changes to these rules as the Lessor may make and notify the Lessee of, provided such rules and changes
are                 reasonable and consistent with this Agreement.

Non-Observance   (l)  The Lessor shall not be liable to the Lessee
for  non-observance or violation              of any rules by  any
other tenant or any person.

                              PART X

Utilities 18.  The Lessor agrees to provide any pay for all  heat,
lights,   electricity,  water                    and   maintenance
charges subject to the Lessee's responsibilities and work undertaken by the Lessee to render the premises operational for its business.

                              PART XI

Re-Entry On
Non Payment
Of  Rent    19.  (a) If and whenever the rent hereby reserved,  or
any part thereof, shall be unpaid            for fifteen (15) days
after any of the days on which the same ought to have been paid, although no formal demand shall have been made thereof,
it   shall             be  lawful  for  the  Lessor  at  any  time
thereafter, into and upon the said                     premised or
any part thereof in the name of the whole, to re-enter and the same to have again, repossess and enjoy, as of Her former estate;
anything              hereinafter  contained   to   the   contrary
notwithstanding.

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Entry on Non
Performance
Of Covenants   (b)  If the Lessee shall fail to perform any of the
covenants,  conditions  or                      agreements  herein
contained (except a covenant to pay rent) and shall allow such default to continue for fifteen (15) days after notice
thereof,  then the                  Agreement hereby granted  may,
at the option of the Lessor and without                     notice
to  the Lessee, be terminated and the estate hereby vested in  the
Lessee              and other rights of the Lessee hereunder shall
thereupon immediately cease             and expire.

Right to
Perform     (c)     If the Lessee shall default in the performance
of  any  covenant  in  this                  Agreement  (except  a
covenant to pay rent) and if in the opinion of the Lessor such default impairs or tends to impair the safety or operation of
the  building             or any part thereof, and if such default
shall continue for twenty-four (24)                    hours,  the
Lessor may perform that covenant on the Lessee's behalf and may enter the premises for the purpose and shall not be liable to the
Lessee  for                    any loss or damage to the  Lessee's
stock  or  business so caused. If the  Lessor,             at  any
time, is compelled or incurs any expense including legal fees in instituting, prosecuting or defending any action or proceeding
based upon                    any default of the Lessee under this
Agreement  (including any action or                     proceeding
against the Lessee) any reasonable sum including extra-judicial costs so paid by the Lessor, together with all interest and
damages, shall be             payable by the Lessee.

Lessor's Rights
Upon  Entry        (d)    If the Lessor shall re-enter or if  this
Agreement shall be terminated:

             (i)     rent shall immediately become due and be paid
up  to the time of such re-                   entry or termination
tighter   with   the  reasonable  expenses  of   the   Lessor   as
hereinafter defined.

             (ii)   the Lessor may re-let the premises or any part
thereof  either  in  the  name  of                 the  Lessor  or
otherwise for a term or terms which may, if the Lessor chooses, be less or greater than the period which would otherwise have
constituted  the                balance  of  the  term   of   this
Agreement;

           (iii)     the Lessor may, at Her option and in addition
to  any  other remedy She may             have, require the Lessee
to   pay  to  the  Lessor  for  the  failure  of  the  Lessee   to
observe  and perform for covenants of this Agreement,  monthly  on
the first                day of each month following such re-entry
or  termination  and until the                 expiration  of  the
period that would otherwise have constituted the balance of the term of this Agreement.

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          (e)  The making of any alterations or decorations in the
premises which the                 Lessor considers advisable  and
necessary  for the purpose of reletting them            shall  not
release the Lessee from liability hereunder.

           (f)  In the event of breach or threatened breach by the
Lessee  of  any of the                    covenants or  provisions
hereof, the Lessor shall have the right to invoke any remedy allowed at law including injunction as if re-entry, summary proceeding and other remedies were not herein provided for, and
mention in               this lease of any particular remedy shall
not preclude the Lessor from using                any other remedy
at law.

Lessee's
Bankruptcy      20.  (a)    If  the Lessee  shall  be  adjudicated
bankrupt or adjudged to be insolvent or a              receiver or
trustee  of  the Lessee's property and affairs shall be appointed,
or              if  the  Lessee shall make an assignment  for  the
benefit  of  creditors and shall               file a petition  in
bankruptcy, or if any execution or attachment shall be issued against the Lessee or any of the Lessee's property whereby the
premises or              any portion thereof shall be sought to be
taken or occupied by someone other                than the Lessee,
then this Agreement shall, at the option of the Lessor, cease and determine and the term shall immediately become forfeited and
void  and             the then current month's rent and  the  next
ensuing  one  (1)  month's rent  shall                 immediately
become due and be paid. If this Agreement shall be cancelled or terminated pursuant to this clause neither Lessee nor any person
claiming                  through  the Lessee  by  virtue  of  any
statute or order of any court shall be                 entitled to
possession or to remain in possession of the premises, but any such person shall forthwith quit and surrender the premises to the
Lessor  and                the  Lessor in addition  to  its  other
rights  and  remedies, under this  Agreement               or  any
statute  or rule of law may retain any rent or monies received  by
it                   from the Lessee, or from any person on behalf
of the Lessee.

             (b)      Nothing  in this Agreement  shall  limit  or
restrict  the  right of the Lessor                   (which     is
hereby expressly reserved) to prove for an retain as liquidated damages or accelerated rent in bankruptcy, insolvency,
receivership,  re-                   organization  or  arrangement
proceeding an amount equal to the maximum allowed by statute or rule of law governing such proceedings.

                             PART XII

Quiet  Enjoyment 21.(a) The Lessee paying the rent hereby reserved
and  performing the  covenants                herein on  its  part
contained, shall and may peaceably possess and enjoy the premises for the term hereby granted without any interruption or
disturbance              from the Lessor, or any other  person  or
persons lawfully claiming by, from                or under Her.

General  Covenants  (b) The Lessee covenants that it will pay  the
rent  herein  reserved and  will                      observe  and
perform all the covenants, obligations and provisos on the part of the Lessee herein contained.

Right to
Show  Premises    22.  The Lessor may enter the  premises  at  all
reasonable   times   to  show  them   to               prospective
purchasers,  encumbrances, tenants or  assignees,  and  may  also, during  the  one  hundred  and eighty  (180)  days  preceding  the
termination of                the term of this Agreement,  *-place
upon  the premises the usual type of                    notice  to
the effect that the premises are for rent, which notice the Lessee shall permit to remain thereon.

Overholding
Lessee             23.     If the Lessee remains in possession  of
the  premises after the expiration of  the                term  of
this Agreement without objection by the Lessor and without any written agreement otherwise providing it shall be deemed to be a
Lessee                   from month-to-month at a rent payable  in
advance  on the first day of each                  month equal  to
one-twelfth (1/12) of the annual rent payable hereunder and shall be subject otherwise to the provisions of this Agreement
insofar as they               are applicable.

Waiver          24.  The waiver or acquiescence of the  Lessor  in
any  default by the Lessee under              this Agreement shall
not   be   deemed   to   be  a  waiver  of   any   subsequent   or
other default hereunder.

Notices    25.  Any notice, statement, demand, request or  consent
required or contemplated                by any provision  of  this
Agreement to be given or made shall be given or made in writing and delivered or mailed by prepaid registered
mail, in the                  case of the Lessor to:

               Corporate Management Branch
               Department of Public Works and Government Services
               C/o Brookfield LePage Johnson Controls
               P.O. Box 7350, Suite 207
               Saint John, New Brunswick
               E2L 2139

               Attention:     M. Robert Dunphy
                         Property Manager

in the case of the Lessee to:

               TransForm Pack Inc.
               P.O. Box 1354
               Moncton, New Brunswick
               E1C 8T6
               and such notice, demand, request or consent, as the
case  may be, whenever              mailed shall be deemed to have
been  delivered on the fourth (4th)  business                  day
next following the day on which it was mailed.

Liens           26.   The Lessee shall not permit, do,  nor  cause
anything to be done to the                   premises which  would
allow any lien, mortgage, pledge, charge or encumbrance of any nature whatsoever to be imposed or to remain
upon the            premises or the building

Entire
Agreement  27.  (a)  This Agreement contains the entire  agreement
between  the  Lessor and the                   Lessee  and  it  is
hereby declared that there is no condition precedent and no warranty or covenant whatsoever collateral to this Agreement.

              (b)    This Agreement may not be modified or amended
except by instrument                    executed by the Lessor and
the Lessee.

House of
Commons   28.  No member of the House of Commons shall be admitted
to  any  share or part               of this Agreement or  to  any
benefit to arise therefrom.

Determination
Of  Disputes     29.   In the event that any dispute  or  question
shall arise between the parties                   hereto over  any
of the provisions of this Agreement or the interpretation thereof on its effect, which the parties are unable to resolve by
agreement,                     the same shall be determined  by  a
court of competent jurisdiction.

      IN WITNESS WHEREOF the parties hereto have executed this Letting Agreement with effect from the date first above written.

Signed,  Sealed and Delivered                      TRANSFORM  PACK
INC.
by the Lessee
in the presence of


     Witness

Executed by the Lessor                       HER MAJESTY THE QUEEN
IN
in the presence of                           RIGHT OF CANADA


Witness                                    Client    Accommodation
Services Advisor

                            FLOOR PLAN

     The cross-hatched area is the space forming part of this Letting Agreement


                            Floor plan




     Government of Canada Building
     310 Baig Boulevard
     Moncton, New Brunswick

     (Not to Scale)

                           Schedule "A"